TRIANGLE BANCORP, INC.

               PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                                   (Unaudited)

         The following unaudited pro forma combined condensed balance sheet as of March 31, 1997 and the unaudited pro forma combined condensed statements of income for the three months ended March 31, 1997 and for the years ended December 31, 1996, 1995 and 1994 combine 1) the historical financial statements of Triangle Bancorp, Inc. (the "Company") and Bank of Mecklenburg ("Mecklenburg") using the pooling-of-interests method of accounting for business combinations and 2) the Company and Mecklenburg pro forma combined financial information and the historical financial information of nine branches of United Carolina Bank and one branch of Branch Banking and Trust (collectively the "Branch Acquisition") under the purchase method of accounting for business combinations. The pro forma combined condensed balance sheet gives effect to Mecklenburg and the Branch Acquisition as if the transactions had occurred on March 31, 1997. The pro forma income statements give effect to Mecklenburg as if the transaction had occurred on January 1, 1994 and the Branch Acquisition as if the transaction had occurred on January 1, 1996. The pooling-of-interests method of accounting requires all assets and liabilities to be carried at their book values. The purchase method of accounting requires that all assets and liabilities be adjusted to their estimated fair values as of the date of the acquisition.

         The pro forma statements are provided for informational purposes. The unaudited pro forma financial information presented is not necessarily indicative of what the actual financial position or results of operations would have been had such transactions been completed as of March 31, 1997 or as of the beginning or each of the periods presented and is not indicative of future financial position or future results. The unaudited pro forma financial information does not reflect any non-recurring expenses which may be realized in connection with the transactions. Current estimates of non-recurring expenses for 1997 are $1.2 million after tax. The cost savings associated with the possible operating efficiencies and synergies have not been quantified, nor are any such savings assured. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of the Company and its unaudited interim financial statements.


                             Triangle Bancorp, Inc.
                   Pro Forma Combined Condensed Balance Sheets
                                 March 31, 1997
                                   (Unaudited)
                                 (In Thousands)

                                                                                                                         Pro Forma
                                                                        Pro Forma                                         Combined
                                                                        Combined                                   Triangle Bancorp,
                                                                        Triangle                                        Bank of
                          Triangle       Bank of                    Bancorp and Bank      UCB/BBT                    Mecklenburg and
       Assets             Bancorp      Mecklenburg     Adjustments   of Mecklenburg    Branches (1)  Adjustments    UCB/BBT Branches
------------------------------------------------------------------------------------------------------------------------------------
Cash and Due From
       Banks           $    29,623  $       5,595   $       -      $      35,218    $    141,599   $     (17,452)  (2) $   36,868
                                                                                                        (122,497)  (3)
Investment Securities      254,080        135,772           -            389,852               -         122,497   (3)    512,349
                                                                                                              -
Federal Funds Sold           4,170              -           -              4,170               -              -             4,170

Loans, net                 671,749        123,019           -            794,768          71,080          (1,066)  (4)    864,782

Premises and Equipment      19,913          6,415           -             26,328           2,231                           28,559

Intangible Assets           11,290            915           -             12,205               -          17,452   (2)     30,723
                                                                                                           1,066   (4)
Other Assets                18,775          1,796           -             20,571               -              -            20,571
                       -----------------------------------------------------------------------------------------     ------------

Total Assets            $1,009,600  $     273,512  $        -       $  1,283,112    $    214,910              -        $1,498,022
                       -----------------------------------------------------------------------------------------     ------------

        Liabilities
-----------------------

Noninterest Bearing
     Demand              $ 132,745  $      11,030  $        -       $    143,775   $      20,028  $           -       $   163,803

Interest Bearing
     Demand                 77,457         66,015           -            143,472          24,825              -           168,297

Savings and Money
     Market Deposits       198,905          1,403           -            200,308          36,743              -           237,051


Time Deposits              470,387        117,712           -            588,099         133,314              -           721,413
                       -----------------------------------------------------------------------------------------     ------------

Total Deposits             879,494        196,160           -          1,075,654         214,910              -  (11)   1,290,564
                       -----------------------------------------------------------------------------------------     ------------

Borrowed Funds              30,467         54,683           -             85,150                -             -            85,150

Other Liabilities           11,483          3,097           -             14,580                -             -            14,580
                       -----------------------------------------------------------------------------------------     ------------

Total Liabilities          921,444        253,940           -          1,175,384         214,910              -         1,390,294
                       -----------------------------------------------------------------------------------------     ------------

Shareholders' Equity
-----------------------

Common Stock                61,425          4,238     10,892  (5)         76,555                              -            76,555

Surplus                          -         10,892    (10,892) (5)              -              -               -                 -

Retained Earnings           27,238          4,341           -             31,579              -               -            31,579
Unrealized Loss on
  Securities AFS              (507)           101           -               (406)             -               -             (406)
                       ------------------------------------------------------------------------------------------  --------------

Total Shareholders'
      Equity                88,156         19,572           -            107,728              -               -           107,728
                      ------------------------------------------------------------------------------------------  ---------------
Total Liabilities
  and Capital         $  1,009,600  $     273,512  $        -        $ 1,283,112    $    214,910  $           -       $ 1,498,022
                      ------------------------------------------------------------------------------------------  ---------------

See Notes to Pro Forma Combined Condensed Financial Information.


                             Triangle Bancorp, Inc.
                Pro Forma Combined Condensed Statements of Income
                                 March 31, 1997
                                   (Unaudited)
                                 (In Thousands)


                                                                                                                     Pro Forma
                                                                           Pro Forma                                  Combined
                                                                            Combined                             Triangle Bancorp,
                                                                            Triangle                                UCB/BBT, and
                                      Triangle    Bank of               Bancorp and Bank UCB/BBT                       Bank of
                                      Bancorp   Mecklenburg Adjustments  of Mecklenburg  Branches (1,6) Adjustments  Mecklenburg
                                 -----------------------------------------------------------------------------------------------
Interest Income

  Loans                               $ 15,573   $  2,573    $    --         $18,146      $  1,641      $    --     $     19,787
  Federal Funds Sold                       111         44         --             155            --           --              155
  Investment Securities                  3,556      1,789         --           5,345            --        1,899(7)         7,244
                                       -----------------------------------------------------------------------------------------

Total Interest Income                   19,240      4,406         --          23,646         1,641        1,899           27,186
                                       -----------------------------------------------------------------------------------------

Interest Expense

  Deposits                               8,216      2,287         --          10,503         2,266          --            12,769
  Borrowed funds                           424        706         --           1,130            --          --             1,130
                                       -----------------------------------------------------------------------------------------

Total Interest Expense                   8,640      2,993         --          11,633         2,266          --            13,899
                                       -----------------------------------------------------------------------------------------

Net Interest Income
  before Provision for Loan
  Losses                                10,600      1,413         --          12,013          (625)      1,899            13,287

Provision for Loan
  Losses                                   500         44                        544           --           50(8)            594
                                       -----------------------------------------------------------------------------------------

Net Interest Income after
  Provision for Losses                  10,100      1,369         --          11,469          (625)      1,849            12,693

Noninterest income                       1,988        430                      2,418           387                         2,805
                                                                                                           193(8)
Noninterest expenses                     7,261        888                      8,149           659         525(9)          9,526
                                       -----------------------------------------------------------------------------------------

Net Income before taxes                  4,827        911       --             5,738          (897)      1,131             5,972

Income Taxes                             1,785        377                      2,162            --          87(10)         2,249
                                       -----------------------------------------------------------------------------------------

Net Income                            $  3,042   $    534    $    -       $    3,576      $   (897)   $  1,044           $ 3,723
                                      ==========================================================================================
Primary Earnings Per Share            $  0.28                                 $0.27
                                      ========                               ======
Fully diluted earnings per share      $  0.28                                 $0.27
                                      ========                               ======


See Notes to Pro Forma Combined Condensed Financial Information.

                             Triangle Bancorp, Inc.
                Pro Forma Combined Condensed Statements of Income
                                December 31, 1996
                                   (Unaudited)
                                 (In Thousands)

                                                                                                                Pro Forma
                                                                     Pro Forma                                  Combined
                                                                      Combined                              Triangle Bancorp,
                                                                      Triangle                                UCB/BBT, and
                              Triangle    Bank of                 Bancorp and Bank UCB/BBT                       Bank of
                              Bancorp    Mecklenburg  Adjustments  of Mecklenburg  Branches (1,6) Adjustments  Mecklenburg
                              -----------------------------------------------------------------------------------------------------
Interest Income

  Loans                        $  59,179   $   8,454     $     -   $  67,633        $  6,564         $     -     $ 74,197
  Federal Funds Sold                 222          74                     296              --              --          296
  Investment Securities           13,465       8,565                  22,030              --           7,595(7)    29,625
                              -----------------------------------------------------------------------------------------------------

Total Interest Income             72,866      17,093        --        89,959           6,564           7,595      104,118
                              -----------------------------------------------------------------------------------------------------

Interest Expense

  Deposits                        30,738       8,239                  38,977           9,064              --       48,041
  Borrowed funds                   1,872       3,473                   5,345              --              --        5,345
                              -----------------------------------------------------------------------------------------------------

Total Interest Expense            32,610      11,712        --        44,322           9,064              --       53,386
                              -----------------------------------------------------------------------------------------------------

Net Interest Income
  before Provision for Loan
  Losses                          40,256       5,381        --        45,637          (2,500)          7,595       50,732

Provision for Loan
  Losses                           2,100         230                   2,330              --             200(8)     2,530
                              -----------------------------------------------------------------------------------------------------

Net Interest Income after
  Provision for Losses            38,156       5,151        --        43,307          (2,500)          7,395       48,202

Noninterest income                 8,494       1,408                   9,902           1,549                       11,451
                                                                                                         772(8)
Noninterest expenses              29,169       3,551                  32,720           2,637           2,101(9)    38,230
                              -----------------------------------------------------------------------------------------------------

Net Income before taxes           17,481       3,008        --        20,489          (3,588)          4,522       21,423

Income Taxes                       6,180       1,089        --         7,269            --               345(10)    7,614
                              -----------------------------------------------------------------------------------------------------

Net Income                     $  11,301   $   1,919    $    -     $  13,220      $   (3,588)        $ 4,177    $  13,809
                              -----------------------------------------------------------------------------------------------------



Primary Earnings Per Share     $  1.05                                 $1.01
                               ========                               ======
Fully Diluted Earnings Per
  Share                        $  1.04                                 $1.01
                               ========                               ======



See Notes to Pro Forma Combined Condensed Financial Information.

                                         Triangle Bancorp, Inc.
                       Pro Forma Combined Condensed Statements of Income
                                       December 31, 1995
                                          (Unaudited)
                                        (In Thousands)



                                                                                                               Pro Forma
                                                                                                               Combined
                                                                                                           Triangle Bancorp
                                                       Triangle           Bank of                             and Bank of
                                                       Bancorp           Mecklenburg        Adjustments       Mecklenburg
                                                      -------------------------------------------------------------------
Interest Income

  Loans                                                $50,125             $ 6,372             $  --               $56,497
  Federal Funds Sold                                       472                  53                --                   525
  Investment Securities                                 11,644               5,058                --                16,702
                                                       -------             -------             -------             -------

Total Interest Income                                   62,241              11,483                --                73,724
                                                       -------             -------             -------             -------

Interest Expense

  Deposits                                              25,665               5,623                --                31,288
  Borrowed funds                                         1,475               1,506                --                 2,981
                                                       -------             -------             -------             -------

Total Interest Expense                                  27,140               7,129                --                34,269
                                                       -------             -------             -------             -------

Net Interest Income
  before Provision for Loan
  Losses                                                35,101               4,354                --                39,455

Provision for Loan
  Losses                                                   428                  95                --                   523
                                                       -------              -------            -------             -------

Net Interest Income after
  Provision for Losses                                  34,673               4,259                --                38,932

Noninterest income                                       8,066                 379                                   8,445

Noninterest expenses                                    30,719               2,882                --                33,601
                                                       -------             -------             -------             -------

Net Income before taxes                                 12,020               1,756                --                13,776

Income Taxes                                             4,162                 500                --                 4,662
                                                       -------             -------             -------             -------

Net Income                                             $ 7,858             $ 1,256             $     -             $ 9,114
                                                       -------             -------             -------             -------
Primary Earnings Per Share                             $  0.74                                                       $0.71
                                                       ========                                                     ======
Fully Diluted Earnings Per Share                       $  0.73                                                       $0.70
                                                       ========                                                     ======


See Notes to Pro Forma Combined Condensed Financial Information.

                                        Triangle Bancorp, Inc.
                      Pro Forma Combined Condensed Statements of Income
                                      December 31, 1994
                                         (Unaudited)
                                        (In Thousands)




                                                                                                                     Pro Forma
                                                                                                                      Combined
                                                                                                                 Triangle Bancorp
                                                         Triangle             Bank of                               and Bank of
                                                          Bancorp          Mecklenburg         Adjustments          Mecklenburg
                                       ------------------------------------------------------------------------------------------
Interest Income

  Loans                                                   $40,020             $ 4,632           $    --               $44,652
  Federal Funds Sold                                          508                  93                --                   601
  Investment Securities                                     9,937               2,836                --                12,773
                                       ------------------------------------------------------------------------------------------

Total Interest Income                                      50,465               7,561                --                58,026
                                       ------------------------------------------------------------------------------------------

Interest Expense

  Deposits                                                 18,257               3,178                --                21,435
  Borrowed funds                                            1,607                 574                --                 2,181
                                       ------------------------------------------------------------------------------------------

Total Interest Expense                                     19,864               3,752                --                23,616
                                       ------------------------------------------------------------------------------------------

Net Interest Income
  before Provision for Loan
  Losses                                                   30,601               3,809                --                34,410

Provision for Loan
  Losses                                                    1,250                  49                --                 1,299
                                       ------------------------------------------------------------------------------------------

Net Interest Income after
  Provision for Losses                                     29,351               3,760                --                33,111

Noninterest income                                          5,758                  98                                   5,856

Noninterest expenses                                       28,719               2,403                --                31,122
                                       ------------------------------------------------------------------------------------------

Net Income before taxes                                     6,390               1,455                --                 7,845

Income Taxes                                                2,208                 453                --                 2,661
                                       ------------------------------------------------------------------------------------------

Net Income                                                $ 4,182             $ 1,002         $       -               $ 5,184
                                       ------------------------------------------------------------------------------------------

Primary Earnings Per Share                                $  0.41                                                       $0.42
                                                          ========                                                     ======
Fully Diluted Earnings Per Share                          $  0.41                                                       $0.42
                                                          ========                                                     ======



See Notes to Pro Forma Combined Condensed Financial Information.

                             TRIANGLE BANCORP, INC.

           Notes to Pro Forma Combined Condensed Financial Information

                                   (Unaudited)

1. Financial information is the sum of the information available on the branches to be acquired. As the liabilities of the branches to be assumed exceed the assets, the balance sheet of the branches has been balanced through the "Cash and Due from Banks" caption.

2. This adjustment records the decrease in cash received by Triangle Bank (Triangle) due to the premium paid in the branch acquisition transaction.

3. This adjustment reflects the expected utilization of excess cash received upon closing of the transactions, less cash needed for branch operations of $1,650,000.

4. This adjustment reduced the acquired loans to the estimated fair value based on a preliminary assessment of the loan portfolio yields, mix and maturities. The estimated fair value is subject to a final evaluation.

5. Adjustment reflects the movement of surplus to common stock as the Company's stock has no par value.

6. All noninterest income and expense represents the historical charges and credits and includes no significant intercompany allocations. Interest income on loans and interest expense on deposits are based on the acquired balances of loans and deposits multiplied by the applicable branch's portfolio yields and costs, respectively, as of December 31, 1996. The average loan yield is 9.23% and the average cost of deposits is 4.22%.

7. These adjustments represent the estimated incremental revenues on investments based on Triangle's historical investment yields. The rate utilized of 6.2% represents the Company's tax equivalent yield on investments for the calendar year 1996.

8. This adjustment reflects anticipated additional expenses as if the branches had been operating as a stand alone bank for the period presented. Expenses were estimated considering similar sized Triangle branches operating expenses as well as additional infrastructure costs.

9. This adjustment represents the amortization of the intangible assets based on the straight-line method over an estimated ten years for the deposit premium ($17,452,000) and three years for the loan premium ($1,066,000).

10. This adjustment represents federal and state income tax expense on incremental net operating income before taxes.

11. Based on a preliminary review of the types and costs of the deposits to be acquired, no adjustment to market value appears to be necessary as a part of the transaction.